UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2007

Daktronics, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

331 32ndAvenue
                               Brookings, SD                     57006
                      (Address of principal executive office)           (zip code)

(605) 697-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

                 [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                 [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                 [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

                 [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events:

        On December 18, 2007, Daktronics, Inc. (the “Company”) issued a press release regarding its entry into an agreement with the construction manager for the new Yankees Stadium in New York for the design, manufacturing and installation of an integrated video and scoring system for the new facility. A copy of the press release, dated December 18, 2007, is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 99.1	Financial Statements and Exhibits:

(c) Exhibits. The following exhibit is furnished as part of this Report:

99.1	Press Release dated Decenber 18, 2007

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By:	/s/ William R. Retterath
William R.Retterath, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: December 18, 2007